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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2004

                          DVI Receivables VIII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                  333-74901-04              25-1824149
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      (State or Other               (Commission              (IRS Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 491-4800

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events

On September 9, 2004 Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII, L.L.C., the servicer report for the payment date September 13, 2004 attached hereto as
Exhibit 99.1 (the "September Report").

USBPS has certified to the September Report. The September Report has not been approved by any third party, including the Trustee.

Item 9. Financial Statements and Exhibits

      (a)   Exhibits

            99.1 - DVI Receivables VIII, L.L.C. 1999-1 Servicer Report for the
                   Payment Date September 13, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVI Receivables VIII, L.L.C.,
                                              by its Managing Member,
                                              DVI Receivables Corp. VIII

                                              By:    /s/ Andrew Stearns
                                                 --------------------------
                                                      Andrew Stearns
                                                      Vice President

Dated: September 14, 2004